UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013
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CAMAC ENERGY INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2250, Houston, Texas 77056
(Address of principal executive offices) (Zip Code)

(713) 797-2940
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions

On May 14, 2013, CAMAC Energy Inc. issued a press release announcing financial results for the quarter ended March 31, 2013.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. All information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the registrant specifically incorporates it by reference.

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only “reserves,” as that term is defined under SEC rules. We use the term “resource potential” in the press release in reference to OML 120 and 121, which the SEC’s guidelines do not permit us to include in our filings with the SEC.

Item 9.01	Financial Statements and Exhibits
(d)           Exhibits
99.1	CAMAC Energy Inc. Press Release, dated May 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMAC Energy Inc.
Dated: May 15, 2013

	By:	/s/ Earl W. McNiel
Earl W. McNiel Senior Vice President and Chief Financial Officer

Exhibit Index

99.1                      CAMAC Energy Inc. Press Release, dated May 14, 2013